UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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SkillSoft Public Limited Company

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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This filing consists of a Current Report on Form 8-K of SkillSoft PLC filed on April 2, 2010.

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2010

SkillSoft Public Limited Company

(Exact Name of Registrant as Specified in Charter)

Republic of Ireland	0-25674	None
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

107 Northeastern Boulevard Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 324-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Item 1.01. Entry into a Material Definitive Agreement.

In connection with the previously announced proposed acquisition of SkillSoft Public Limited Company (the “Company”) by SSI Investments III Limited (“SSI Investments”), on March 31, 2010, the Company announced that it and SSI Investments reached agreement on the terms of a revised recommended acquisition of the Company (the “Revised Acquisition”), which, among other things, provides for an increase in the cash consideration to be paid to the holders of the Company’s ordinary shares and American Depositary Shares (“ADSs”) upon consummation of the Revised Acquisition from $10.80 to $11.25 per ordinary share or ADS.

The Revised Acquisition will be effected by means of a scheme of arrangement (the “Scheme”) under Section 201 of the Irish Companies Act 1963 (the “Companies Act”), pursuant to which SSI Investments will acquire for cash all of the outstanding securities of the Company, except for those securities of the Company already owned by the Investor Group Associates (as defined below). As a result of these arrangements, upon the consummation of the Scheme, the Company will become a wholly-owned subsidiary of SSI Investments. The Scheme is subject to the conditions and the terms to be set forth in the revised Scheme Document to be delivered to the Company’s shareholders, which are substantially the same as those set forth in the original Scheme Document dated March 10, 2010. To become effective, the Scheme requires, among other things, the approval at an Irish High Court convened Court Meeting of a majority in number of the Company’s shareholders, present and voting either in person or by proxy, representing 75% or more in value of the Company’s shares held by the Company’s shareholders, as well as the approval by the Company’s shareholders of resolutions relating to the implementation of the Scheme at an Extraordinary General Meeting to be held directly after the Court Meeting. It is expected that the Revised Acquisition and the Scheme will become effective prior to July 16, 2010. Assuming the necessary approvals are obtained and all conditions have been satisfied, the Revised Acquisition will become effective upon delivery to the Registrar of Companies in Ireland of the order of the Irish High Court sanctioning the Scheme. Upon the Revised Acquisition becoming effective, it will be binding on all of the Company’s shareholders and ADS holders.

On March 31, 2010, the Company and SSI Investments issued an increased price announcement, pursuant to Rule 2.5 of the Irish Takeover Rules (the “Increased Price Announcement”), and the Company issued a press release announcing the price increase. The Increased Price Announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Transaction Agreement

Also on March 31, 2010, the Company and SSI Investments entered into a First Amending Agreement to the Transaction Agreement (the “Amendment”), which amends certain provisions of the Transaction Agreement (the “Transaction Agreement”) between the parties, dated as of February 11, 2010, to, among other things: (i) provide a matching right and additional information rights to SSI Investments in connection with any Third Party Transaction Proposal (as defined in the Transaction Agreement); (ii) add a provision requiring the Company to use all reasonable efforts to facilitate the switch of the transaction from a Scheme to an offer if SSI Investments so wishes; and (iii) preclude the Company from entering into an expenses reimbursement agreement with any party other than SSI Investments.

The foregoing description of the terms of the Amendment is qualified in its entirety by the complete text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Restated Expenses Reimbursement Agreement

Also on March 31, 2010, the Company and SSI Investments entered into a Restated Expenses Reimbursement Agreement (the “Restated ERA”), which amends and restates the Expenses Reimbursement Agreement between the parties dated as of February 11, 2010, pursuant to which the Company has agreed, among other things, to pay specific, quantifiable third party costs and expenses incurred by SSI Investments in connection with the Revised Acquisition under certain circumstances, including (i) if the Company’s Board (or any member thereof) withdraws, adversely modifies or qualifies its recommendation to the Company’s holders of ordinary shares and ADSs to vote in favor of the Scheme; (ii) if the Company willfully takes or omits to take any action, such as failing to post a revised Scheme Document, preventing the Company’s shareholders from voting at any meetings to approve the Scheme, unilaterally altering the terms and conditions of the Scheme, or failing to deliver the Court Order and minute of reduction of capital to the Registrar of Companies (in any such case without the consent of SSI); (iii) if prior to the Scheme being withdrawn by SkillSoft or lapsing in accordance with its terms, a Competing Offer is announced and subsequently made and that Competing Offer or a Competing Offer in which that competing party is interested or participates subsequently becomes effective or unconditional within the 18 months of such lapse or withdrawal; and (iv) if the Scheme is not approved at the Court Meeting by the requisite majorities required by section 201 of the Companies Act 1963 or if any other resolutions of the Company’s shareholders necessary to implement the Scheme are not passed at the extraordinary general meeting(s) convened for the purposes of proposing such resolutions to the Company’s shareholders. The liability of the Company to pay these amounts is limited to a maximum amount equal to 1 percent of the total value of the entire issued share capital (excluding any interest in such share capital of the Company held by Stockbridge Fund L.P. or Stockbridge Partners LLC (collectively, the “Investor Group Associates”)) or as ascribed by the terms of the Revised Acquisition.

The foregoing description of the terms of the Restated ERA is qualified in its entirety by the complete text of the Restated ERA, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

SAFE HARBOR FORWARD-LOOKING STATEMENTS

This announcement includes information that constitutes forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Statements in this announcement regarding the proposed transaction between SSI Investments III Limited and the Company, the expected timetable for completing the transaction and any other statements about the Company’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements. Any such forward-looking statements involve risk and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. Factors that could cause or contribute to such differences include competitive pressures, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation and other risk factors disclosed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended 31 January 2010, as filed with the Securities and Exchange Commission. The forward-looking statements provided by the Company in this announcement represent the views of the Company as of the date of this announcement. The Company anticipates that subsequent events and developments may cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this announcement.

Legal Information

The directors of the Company accept responsibility for the information contained in this document, other than that relating to SSI Investments, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC and the directors of SSI Investments and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of the Company (who have taken all reasonable care to ensure such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of SSI Investments accept responsibility for the information contained in this document relating to SSI Investments, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC and the directors of SSI Investments and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of SSI Investments (who have taken all reasonable care to ensure such is the case, the information contained in this document for which they accept responsibility) is in accordance with the facts and does not omit anything likely to affect the import of such information.

Credit Suisse Securities (USA) LLC (“Credit Suisse”), which is regulated under the laws of the United States of America, is acting for the Company and for no one else in connection with the Revised Acquisition and will not be responsible to any person other than the Company for providing the protections afforded to clients of Credit Suisse, nor for providing advice in relation to the Revised Acquisition, the content of this document or any transaction or any matter referred to herein. Neither Credit Suisse nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Credit Suisse in connection with this document, any transaction, any statement contained herein or otherwise.

Morgan Stanley, which is regulated under the laws of the United States of America, is acting as lead financial advisor to SSI Investments and the Investor Group and no one else in connection with the Revised Acquisition and will not be responsible to anyone other than SSI Investments and the Investor Group for providing the protections afforded to clients of Morgan Stanley or for providing advice in relation to the Revised Acquisition, the contents of this document or any proposed transaction or arrangement referred to herein.

Barclays Capital, which is regulated under the laws of the United States of America, is acting as financial advisor to SSI Investments and the Investor Group and no one else in connection with the Revised Acquisition and will not be responsible to anyone other than SSI Investments and the Investor Group for providing the protections afforded to clients of Barclays Capital or for providing advice in relation to the Revised Acquisition, the contents of this document or any transaction or arrangement referred to herein.

WilmerHale and William Fry are acting as legal advisors to the Company. Ropes & Gray LLP and Mason Hayes+Curran are acting as legal advisors to SSI Investments, Berkshire Partners LLC, Advent International Corporation and Bain Capital Partners, LLC.

This document does not constitute an offer to purchase, sell, subscribe for or exchange or the solicitation of an offer to purchase, sell, subscribe for or exchange any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Revised Acquisition or otherwise.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007, as amended (the “Irish Takeover Rules”), if any person is, or becomes, ‘interested’ (directly or indirectly) in, one per cent., or more of any class of ‘relevant securities’ of the Company, all ‘dealings’ in any ‘relevant securities’ of the Company (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3.30 pm (Dublin time) on the business day following the date of the relevant transaction. This requirement will continue until the date on which the scheme becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of the Company, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of the Company by SSI Investments III Limited or the Company, or by any of their respective ‘associates’ must also be disclosed by no later than 12 noon (Dublin time) on the business day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed can be found on the Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Panel’s website at www.irishtakeoverpanel.ie or contact the Panel on telephone number +353 (0)1 678 9020; fax number +353 (0)1 678 9289.

The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the Revised Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any jurisdiction in respect of which it would be unlawful to do so, including (but not limited to) Canada, South Africa, Australia and Japan. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed Revised Acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

10.1	First Amending Agreement to the Transaction Agreement, dated as of March 31, 2010, by and between SkillSoft Public Limited Company and SSI Investments III Limited.

10.2	Restated Expenses Reimbursement Agreement, dated as of March 31, 2010, by and between SkillSoft Public Limited Company and SSI Investments III Limited.

99.1	Increased Price Announcement issued by SkillSoft PLC on March 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkillSoft Public Limited Company

Date: April 2, 2010

By:  /s/  Charles E. Moran

        Charles E. Moran

        President and Chief Executive Officer

Exhibit 10.1

FIRST AMENDING AGREEMENT TO

TRANSACTION AGREEMENT

THIS FIRST AMENDING AGREEMENT TO TRANSACTION AGREEMENT (this “Amendment”) is made as of this 31st day of March, 2010, by and among SSI Investments III Limited, a company incorporated in Ireland with registered number 480477 (“SSI”) SkillSoft plc, a company incorporated in Ireland with registered number 148294 (“SkillSoft”).

WHEREAS, SSI and SkillSoft entered into a certain Transaction Agreement, dated as of 11 February 2010 (the “Transaction Agreement”); and

WHEREAS, the parties have agreed to enter into this Amendment in order to reflect certain amendments to the Transaction Agreement;

NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Transaction Agreement.

2. Reaffirmation of Clauses 2.1.1 through 2.1.3, 2.2.3 and Representations and Warranties. By executing this Amendment, SkillSoft hereby reaffirms the provisions of Clauses 2.1.1 through 2.1.3 and 2.2.3 of the Transaction Agreement (provided that the reference in Clause 2.1.1 to “the Rule 2.5 Announcement” is hereby removed and replaced with “the “Increase Announcement and the Rule 2.5 Announcement”) with respect to the Increase Announcement and confirms that the representations and warranties of SkillSoft in the Transaction Agreement are true and correct as of the date of this Amendment except for any representation or warranty given as at a specific time and/or date which remains true and correct as of such time and/or date.

3. Amendment of Transaction Agreement. Effective as of the date hereof, the Transaction Agreement is hereby amended as follows:

3.1. Amendment of Clause 2.1.5. Clause 2.1.5 of the Transaction Agreement is hereby amended and restated in its entirety as follows:

“Following the release of the Increase Announcement, SkillSoft shall use all reasonable efforts to assist SSI in obtaining irrevocable undertakings from certain of SkillSoft’s major institutional shareholders as agreed between the Parties to vote in favour of the Acquisition at the Court Meeting and the EGM.”

3.2. Amendment of Clause 2.1.6. Clause 2.1.6 of the Transaction Agreement is hereby amended and restated in its entirety as follows:

“Forthwith upon the execution of the First Amending Agreement to Transaction Agreement, SkillSoft shall, in accordance with, and for the purposes of, the Takeover Rules, procure the release of the Increase Announcement to a RIS by no later than 9.30am United States Eastern Standard Time on 1 April 2010.”

3.3 Amendment of Clause 2.2.1, final sentence. The final sentence of Clause 2.2.1 of the Transaction Agreement is hereby amended and restated in its entirety as follows and Schedule 1 to the Transaction Agreement is hereby deleted:

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“Each of the Parties shall use all of its reasonable efforts to adhere to the indicative timetable set forth in the Table to this Clause (the “Timetable”).”

Item	Date (all 2010)
Adjourned Court Meeting and EGM	Thursday 29 April

Petition presented for s 201(4) application to approve scheme as approved by shareholders	Thursday 29 April

Advertising Motions Hearing with the High Court (directions as to advertising petition hearing)	Tuesday 4 May

Newspaper Advertisements published	On or before Tuesday 11 May

Petition Hearing with the High Court to sanction the Scheme	Tuesday 25 May

High Court order sanctioning the Scheme available	Wednesday 26 May

Order and Minute of Reduction of Share Capital filed	Thursday 27 May

Payment	Thursday 10 June

3.4. Amendment of Clause 3.1.9. Clause 3.1.9 of the Transaction Agreement is hereby amended and restated in its entirety as follows:

“3.1.9	subject to the obligations of the Board under the Takeover Rules, and unless the Board determines in good faith after consultation with its outside legal counsel and its financial advisors that the Board’s fiduciary duties require otherwise, procure that the Scheme Document shall include the Scheme Recommendation, provided that SkillSoft shall not withdraw the Scheme Recommendation except where:

(a)	following compliance in all material respects with Clause 5.5.3 SSI has not irrevocably committed to an acquisition of the entire issued, and to be issued, share capital of the Company at a price per share equal to or greater than, and otherwise substantially on the same terms as that of, the proposed Third Party Transaction Proposal in a Superior Proposal Notice pursuant to Section 5.5.3; and

(b)	the Board recommends that Third Party Transaction Proposal;”

3.5. Addition of Clause 3.1.19. A new Clause 3.1.19 of the Transaction Agreement is hereby inserted as follows:

“3.1.19	if, during the term of this Agreement, SSI decides to make the Acquisition by means of an offer, to use all reasonable efforts to take such steps as are reasonably required of it by SSI for the proper implementation of the Acquisition by such method, including, without limitation joining in making and/or supporting an application by SSI to the Panel under Takeover Rule 41.3.”

3.6. Amendment of Clause 5.5. Clause 5.5 of the Transaction Agreement is hereby amended and restated in its entirety as follows:

“5.5 Solicitation

5.5.1	[Intentionally deleted].

5.5.2

Subject to any actions which SkillSoft is required to take so as to comply with the requirements of the Takeover Rules, during the period commencing on 7 March 2010 and ending on the earlier of (i) the date set forth in Section 9.1.1, (ii) the date on which this Agreement is terminated in accordance with its terms and (iii) the date on which the Scheme is withdrawn by

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SkillSoft in accordance with its terms or lapses or becomes effective, SkillSoft agrees that neither it nor any of its Subsidiaries shall and SkillSoft shall not authorise or permit its Representatives to:

(a)	directly or indirectly, solicit or initiate any discussions with, or enquiries or proposals from, any person other than SSI, any Associate of SSI or any person Acting in Concert with SSI in respect of or in connection with a Third Party Transaction Proposal; or

(b)	make available any non-public information relating to SkillSoft and/or its assets and/or its business and/or any Subsidiary of SkillSoft in respect of or in connection with a Third Party Transaction Proposal other than to SSI, any Associate of SSI or any person Acting in Concert with SSI provided that nothing in this Agreement shall prevent SkillSoft from complying with its obligations under Rule 20.2 of the Takeover Rules; or

(c)	enter into any expenses reimbursement or similar agreement or any inducement fee agreement of any nature with any person (an “Other Bidder”). This paragraph (c) shall survive the termination of this Agreement as provided by Clause 9.1.5.

5.5.3	SkillSoft further agrees that, subject to any provision to the contrary in the Takeover Rules applicable to the Scheme, SkillSoft shall from and after the date of the First Amending Agreement to Transaction Agreement and ending on the earlier of the dates specified in paragraphs (i), (ii) and (iii) of Clause 5.5.2:

(a)	promptly advise SSI orally, with written confirmation to follow within one Business Day, of (i) receipt of any Third Party Transaction Proposal or any request for non-public information in connection with any Third Party Transaction Proposal from any person and (ii) the material terms and conditions of any such Third Party Transaction Proposal (including, for the avoidance of doubt, the identity of the person making any such Third Party Transaction Proposal);

(b)	keep SSI reasonably informed, on a reasonably current basis, of the status and material terms and conditions (including updating SSI of any material change to such terms within one Business Day of SkillSoft receiving or becoming aware of such change) of any such Third Party Transaction Proposal from any person;

(c)	provide to SSI as soon as practicable after receipt or delivery thereof copies of any proposals received by SkillSoft with respect to such Third Party Transaction Proposal from any person and any draft or final version of any acquisition agreement relating to such Third Party Transaction Proposal;

(d)	SkillSoft shall give SSI not less than four (4) days’ advance written notice of any meeting of the Board, or other forum or the occurring of any other means by which any withdrawal of the Scheme Recommendation is to be considered and SkillSoft shall as part of such notice disclose the identity of the person making or submitting such Third Party Transaction Proposal and the material terms and conditions thereof;

(e)	deliver to SSI, not less than four (4) days prior to any withdrawal of the Scheme Recommendation, a written notice (the “Superior Proposal Notice”) stating that Skillsoft (or the Board) intends to make a change in the Scheme Recommendation and withdraw the Scheme and intends to join with such person in the issue of a recommended announcement of such Third Party Transaction Proposal pursuant to Rule 2.5 of the Takeover Rules;

(f)

make, during the four (4) day period commencing on the date of such Superior Proposal Notice, its Representatives reasonably available for the purpose of engaging in negotiations with SSI (to the extent SSI desires to negotiate) regarding a possible amendment of the Transaction Agreement or the Scheme to effect an increase in the price payable under the Scheme or the implementation of the Acquisition at such

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increased price by way of a general offer so that the Third Party Transaction Proposal that is the subject of the Superior Proposal Notice ceases to be superior to that available to the Skillsoft Shareholders pursuant to the Scheme (it being understood that SkillSoft must agree to such amendment that is necessary solely to increase the price if such amendment is binding upon SSI and will deliver equal consideration to the consideration offered by the Third Party Transaction Proposal); and

(g)	if, after the expiration of the negotiation period described in clause 5.5.3(f) above the Board shall have in good faith determined, after consultation with Skillsoft’s outside legal counsel and financial advisers, that such amendment as described in Clause 5.5.3(f) does not constitute a proposal which is itself superior to that available to the Skillsoft Shareholders pursuant to the Third Party Transaction Proposal, there is an amendment to the financial or other material terms of the Third Party Transaction Proposal, Skillsoft shall be obliged to deliver a further Superior Proposal Notice and the period of negotiation pursuant to clause “(f)” above, in respect of such further Superior Proposal Notice, shall be a period of two (2) Business Days from the date of receipt by SSI of such further Superior Proposal Notice.

5.5.4	For the avoidance of doubt and notwithstanding any other term of this Agreement, nothing in this Agreement shall preclude, restrict or hinder SkillSoft or any of its Subsidiaries or any of their respective Representatives from:

(a)	[intentionally deleted]; or

(b)	considering and engaging with any unsolicited offers/proposals of a Third Party Transaction Proposal but only if and only to the extent that the Board has determined, in good faith after consultation with its outside legal counsel and its financial advisors, that it is required to do so to satisfy the fiduciary duties of the Board or to comply with the Takeover Rules.”

3.7. Addition of Clause 9.1.5. A new Clause 9.1.5 of the Transaction Agreement is hereby inserted as follows:

“9.1.5 Termination of this Agreement shall not affect Clause 5.5.2(c), which shall continue in full force and effect until the first anniversary of the date of this Agreement save where this Agreement is terminated by reason of the material breach thereof by SSI.”

3.8. Amendments to Definitions in Clause 11.1. The definitions in Clause 11.1 of the Transaction Agreement are hereby amended as follows:

(a) The definition of “Acquisition” is hereby amended and restated in its entirety as follows:

“Acquisition”, the proposed acquisition by SSI of SkillSoft by means of the Scheme as described in the Increase Announcement and the Rule 2.5 Announcement;

(b) The definition of “Credit Agreements” is hereby amended and restated in its entirety as follows:

“Credit Agreements”, (i) that certain Bridge Credit Agreement, dated as of 11 February 2010, by and among SSI Luxco II, S.à.r.l., the Lenders (as defined therein) party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, as amended, restated or supplemented from time to time and (ii) that certain Credit Agreement dated as of 11 February 2010, by and among SSI Luxco II, S.à.r.l., SSI Investments II Limited, the Lenders (as defined therein) party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, as amended, restated or supplemented from time to time.”

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(c) The definition of “Expenses Reimbursement Agreement” is hereby amended and restated in its entirety as follows:

“Expenses Reimbursement Agreement”, the restated expenses reimbursement agreement, dated as of the date of the First Amending Agreement to Transaction Agreement, between SSI and SkillSoft, the terms of which have been approved by the Panel;

(d) A new definition of “First Amending Agreement to Transaction Agreement” is hereby added as follows:

“First Amending Agreement to Transaction Agreement,” the first amending agreement to the Transaction Agreement dated as of 31 March 2010, between the Parties.

(e) A new definition of “Increase Announcement” is hereby added as follows:

“Increase Announcement”, the announcement to be made by SSI and SkillSoft pursuant to the Takeover Rules increasing the price payable under the Acquisition to US$11.25;

(f) The definition of “Non-Solicitation Period Start Date” is hereby deleted.

(g) The definition of “Optionholder Proposal” is hereby amended and restated in its entirety as follows:

“Optionholder Proposal”, the proposal of SSI to the SkillSoft Optionholders to be made pursuant to Rule 15 of the Takeover Rules.

(h) A new definition of “Other Bidder” is hereby added as follows:

“Other Bidder”, the meaning given to that term in Clause 5.5.2(c);

(i) The definition of “Rule 2.5 Announcement” is hereby amended and restated in its entirety as follows:

“Rule 2.5 Announcement”, the announcement dated 12 February 2010 made by SSI and SkillSoft pursuant to Rule 2.5 of the Takeover Rules;

(j) A new definition of “Superior Proposal Notice” is hereby added as follows:

“Superior Proposal Notice”, the meaning given to that term in Clause 5.5.3(e);

4. Counterparts. This Amendment may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement, and each Party may enter into this Amendment by executing a counterpart.

5. Governing Law and Jurisdiction.

5.1. This Amendment shall be governed by, and construed in accordance with, the laws of Ireland.

5.2. Each of the Parties irrevocably agrees that the courts of Ireland are to have exclusive jurisdiction to settle any dispute arising out of or in connection with this Amendment and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts. Any proceeding, suit or action arising out of or in connection with this Amendment shall therefore be brought in the courts of Ireland.

6. Effect of this Amendment; No Other Modifications. From and after the date of this Amendment, all references in the Transaction Agreement to “this Agreement”, “hereof”, “herein”, “hereunder” and words or expressions of similar import shall be deemed to be references to the Transaction Agreement as amended by this Amendment; provided, that, for the avoidance of doubt, all references to the “date hereof”, the “date of this Agreement”, the “date of the Agreement” and words and expressions of similar import shall refer to 11 February

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2010. Except as amended hereby, the terms and conditions of the Transaction Agreement shall continue in full force and effect. The execution of this Amendment does not affect the rights and liabilities of the Parties under the Transaction Agreement prior to the execution of this Amendment nor does it constitute a waiver of those rights and liabilities by the Parties under the Transaction Agreement prior to the execution of this Amendment. Without affecting the foregoing, any breach of Clause 5.5 prior to the execution of this Amendment shall be regulated by Clause 5.5 of the Transaction Agreement unamended by this Amendment.

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SIGNED on behalf of SSI INVESTMENTS III LIMITED by its authorised signatory in the presence of:	/S/ IMELDA SHINE
Authorised Signatory (Signature)

Imelda Shine Print name
/S/ PAUL EGAN
Witness (Signature)

Paul Egan
Print name

South Bank House, Barrow Street, Dublin 4
Print address

SIGNED on behalf of SKILLSOFT PLC by its authorised signatory in the presence of:	/S/ CHARLES E. MORAN
Authorised Signatory (Signature)

Charles E. Moran Print name
/S/ GREGORY PORTO
Witness (Signature)

Gregory Porto
Print name

15 Rolling Woods Drive, Bedford, NH 03110
Print address

Exhibit 10.2

SSI INVESTMENTS III LIMITED

SKILLSOFT PLC

RESTATED EXPENSES REIMBURSEMENT AGREEMENT

William Fry

Solicitors

Fitzwilton House

Wilton Place

Dublin 2

www.williamfry.ie

© William Fry 2010

020533.0001.DMF/MAT

THIS AGREEMENT is made on 31 March 2010

BETWEEN:

SSI INVESTMENTS III LIMITED

a company incorporated in Ireland with registered number 480477 and having its registered office at Block 3, The Harcourt Centre, Harcourt Road, Dublin 2, Ireland

(hereinafter referred to as “SSI”)

- and -

SKILLSOFT public limited company

a public limited company incorporated in Ireland with registered number 148294 and having its registered office at Belfield Office Park, Clonskeagh, Dublin 4, Ireland

(hereinafter referred to as “Skillsoft”)

RECITALS:

A.	SSI intends to acquire Skillsoft on the terms set out in the Increase Announcement and the Rule 2.5 Announcement and Skillsoft intends to agree to reimburse costs and expenses incurred and to be incurred by SSI for the purposes of, in preparation for or in connection with the Acquisition in certain circumstances if the Acquisition does not proceed.

B.	This Agreement (i) sets out the agreement between the parties as to the reimbursement in certain circumstances by Skillsoft of costs and expenses incurred and to be incurred by SSI for the purposes of, in preparation for or in connection with the Acquisition and (ii) supersedes in its entirety an expenses reimbursement agreement made between the parties on 11 February 2010.

C.	Capitalised terms and some other words and expressions used in this Agreement are defined in Clause 4.

NOW IT IS HEREBY AGREED as follows:

1.	Commencement of Clause 2

Clause 2 of this Agreement shall not have effect unless the Increase Announcement is issued on or before 09:30 am (United States Eastern Time) on the day next following the date hereof.

2.	Reimbursement

2.1	Subject to, and in consideration of, SSI announcing a firm intention to make the Acquisition in the Increase Announcement and the Rule 2.5 Announcement, Skillsoft agrees to pay to SSI, if any one or more of the Events described in Clause 2.2 occur, an amount equal to all specific, quantifiable third party (including vouched out of pocket expenses incurred by third party advisers only) costs and expenses incurred by SSI for the purposes of, in preparation for or in connection with the Acquisition, including, without limitation:

2.1.1	exploratory work carried out in contemplation of and in connection with the Acquisition;

2.1.2	legal, financial and commercial due diligence;

2.1.3	arranging financing (with associated hedging and related expenses); and

2.1.4	engaging advisers to assist in the process;

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provided that the gross amount payable to SSI pursuant to this Agreement shall not, in any event, exceed such sum as is equal to 1% of the total value of the entire issued share capital (excluding, for the avoidance of doubt, any interest in such share capital of Skillsoft (including in the form of American Depositary Shares) held by Stockbridge Fund, L.P.) as ascribed by the terms of the Acquisition as set out in the Increase Announcement and the Rule 2.5 Announcement. The amount payable by Skillsoft to SSI under this Clause 2.1 shall not include any Value Added Tax attributable to such third party costs to the extent that it is recoverable by SSI.

2.2	The Events for the purposes of Clause 2.1 are any one or more of the following:

2.2.1	the Board (or any one or more of the members thereof) withdraws, adversely modifies or qualifies its recommendation to Skillsoft Shareholders or the holders of Skillsoft ADSs to vote in favour of the Scheme (to include any public announcement by Skillsoft of a recommendation or intention to recommend a Competing Offer); or

2.2.2	Skillsoft wilfully takes or omits to take any action, such as failing to post a Scheme Circular, preventing Skillsoft Shareholders from voting at any meetings to approve the Scheme or any related resolutions, withdrawal of the Scheme, adjourning any Court hearing or shareholders’ meeting, failing to issue the petition to approve the Scheme, unilaterally altering the terms and conditions of the Scheme, or failing to deliver the Court Order and minute of reduction of capital to the Registrar of Companies (in any such case without the consent of SSI); or

2.2.3	prior to the Scheme being withdrawn by Skillsoft or lapsing in accordance with its terms, a Competing Offer is announced (under Rule 2.4 or 2.5) and subsequently made and that Competing Offer or a Competing Offer in which that Competing Party is interested or participates subsequently becomes effective or unconditional within the 18 months of such lapse or withdrawal; or

2.2.4	the Scheme is not approved at the Court Meeting by the requisite majorities required by section 201 of the Companies Act 1963 or if any other resolutions of Skillsoft Shareholders required to implement the Scheme are not passed by the requisite majorities at the extraordinary general meeting(s) convened for the purpose of proposing such resolutions to Skillsoft Shareholders.

2.3	Any request by SSI for a Reimbursement Payment shall be:

2.3.1	notified in writing to Skillsoft no later than 30 days following:

(a)	in the case of Clauses 2.2.1 and 2.2.2, to include in the case of withdrawal of the Scheme by Skillsoft, SSI becoming aware of the Event or;

(b)	in the case of Clause 2.2.3, SSI becoming aware that such Competing Offer has become effective; and

2.3.2	accompanied and / or followed by written invoices or written documentation supporting the request for a Reimbursement Payment; and

2.3.3	subject to satisfactory compliance with Clause 2.3.2, satisfied in full by payment in full by Skillsoft to SSI in cleared, immediately available funds within 14 calendar days following such receipt of such invoices or documentation.

2.4	Notices under this Agreement shall be served as provided in the Transaction Agreement.

2.5	For the avoidance of doubt:

2.5.1	the refusal by Skillsoft to agree an extension to the date set out in Condition 1 to the Rule 2.5 Announcement (namely 16 July 2010) shall not constitute a withdrawal, or an adverse modification, of the Board’s recommendation of the Acquisition; and

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2.5.2	where used in this Agreement in the context of the Scheme:

(a)	the term “lapse” shall mean any of the Conditions becoming incapable of satisfaction and “lapsing” shall be construed accordingly;

(b)	the term “withdraw” shall include (i) an application to Court to adjourn Court proceedings on the Scheme either generally without a return date or to a date after 16 July 2010 and (ii) an adjournment of any shareholders’ meeting either generally without an adjourned date or to a date after 16 July 2010 and “withdrawal” shall be construed accordingly.

3.	General

3.1	The invalidity, illegality or unenforceability of a provision of this Agreement does not affect or impair the continuance in force of the remainder of this Agreement.

3.2	This Agreement shall be construed in accordance with and governed by the laws of Ireland. The parties submit to the exclusive jurisdiction of the Irish Courts in relation to any disputes arising out of this Agreement.

3.3	This Agreement may be executed by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement, but the counterparts shall together constitute one and the same instrument.

3.4	Each party hereto represents and warrants to the other that, assuming due authorisation, execution and delivery by the other party hereto, this Agreement constitutes the valid and binding obligations of that party.

3.5	Each party hereto confirms and agrees that no provision of the Transaction Agreement shall supersede, vary or otherwise amend the provisions of this Agreement.

4.	Definitions

4.1	In this Agreement (including in the Recitals), the following expressions shall have the following meaning:

“Acquisition”, the proposed acquisition by SSI of Skillsoft by means of the Scheme, as described in, and on the terms and conditions of, the Increase Announcement and the Rule 2.5 Announcement;

“Act”, the Irish Takeover Panel Act 1997 (as amended);

“Acting in Concert”, shall have the meaning given to that term in the Act;

“Associate”, shall have the meaning given to that term in the Rules;

“Board”, the board of directors of Skillsoft (or, where a director is considered not to be independent for the purposes of Rule 3 or if restricted from voting on the Scheme or a Competing Offer at a meeting of the Board pursuant to the Articles of Association of Skillsoft, a duly constituted and authorised committee thereof consisting of all other directors);

“Business Day”, any day, other than a Saturday, Sunday or public holiday in Ireland or the State of New York;

“SSI’s Group” means SSI and any bodies corporate which are Holding Companies of SSI or Subsidiaries or subsidiary undertakings, in each of SSI or of any Holding Company of SSI;

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“Competing Offer”, means any one or more offers by or on behalf of a party (a “Competing Party”) other than SSI (or an Associate of SSI or a person Acting in Concert with SSI) which is publicly disclosed and which, if completed, would result in the Competing Party (whether alone or with its Associates and concert parties) holding or controlling more than 50% of:

(i)	the voting and other equity securities of Skillsoft (whether in Skillsoft Shares, Skillsoft ADRs or Skillsoft ADSs); or

(ii)	all or substantially all the assets of Skillsoft;

“Competing Party” means a person other than SSI (or an Associate of SSI or a person Acting in Concert with SSI) who alone or with or through others announces a Competing Offer prior to the withdrawal or lapse of the Scheme;

“Conditions”, the conditions to the Scheme and the Acquisition set out in Appendix I to the Rule 2.5 Announcement, and “Condition” means any one of the Conditions;

“Court Meeting”, the meeting or meetings of the SkillSoft Shareholders (and any adjournment thereof) convened by order of the High Court pursuant to Section 201 of the Companies Act 1963 to consider and, if thought fit, approve the Scheme (with or without amendment);

“Event” means any one or more of the events described in Clause 2.2;

“First Amending Agreement” means an agreement between SSI and Skillsoft dated as of the date hereof expressed to be the First Amending Agreement to the Transaction Agreement;

“Holding Company”, shall have the meaning given to it in the Transaction Agreement;

“Increase Announcement”, means the announcement to be made by SSI and SkillSoft pursuant to the Rules increasing the price payable under the Acquisition to US$11.25;

“Offer Period”, shall have the meaning given to it in the Rules;

“Panel”, the Irish Takeover Panel;

“Reimbursement Payment(s)”, the payment(s) provided for in Clause 2.1;

“Rule 2.5 Announcement”, the announcement dated 12 February 2010 made by SSI and SkillSoft pursuant to Rule 2.5 of the Rules;

“Rules”, the Irish Takeover Panel Act, 1997, Takeover Rules, 2007, as amended;

“Scheme”, the proposed scheme of arrangement under Section 201 of the Companies Act 1963 and the capital reduction under Sections 72 and 74 of the Companies Act 1963 to effect the Acquisition, including any revision thereof;

“Skillsoft”, Skillsoft plc;

“Skillsoft ADRs”, American Depositary Receipts evidencing Skillsoft ADSs;

“Skillsoft ADSs”, American Depositary Shares each representing one Skillsoft Share and evidenced by Skillsoft ADRs;

“Skillsoft Shareholders”, the holders of Skillsoft Shares;

“Skillsoft Shares”, the ordinary shares of €0.11 each in the capital of Skillsoft;

“Subsidiary”, shall have the meaning given to it in the Transaction Agreement;

“subsidiary undertaking”, shall have the meaning given to it in the Transaction Agreement; and

“Transaction Agreement”, the transaction agreement between SSI and Skillsoft dated 11 February 2010, as amended by the First Amending Agreement.

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4.2	In this Agreement, the expression “offer” shall include:

4.2.1	an offer, scheme of arrangement, contract, merger, redemption, share swap, re-capitalisation or other transaction of any nature whatsoever made by or on behalf of a party (other than SSI or any party Acting in Concert with SSI) which, if completed, would result in such third party or its Associates holding more than 50% of:

(a)	the voting and other equity securities of Skillsoft; or

(b)	all or substantially all the assets of Skillsoft; and

4.2.2	a merger or other transaction pursuant to SI 137/1987, SI 157/2008, Council Regulation (EC) No 2157/2001 or SI 21/2007.

4.3	In this Agreement:

4.3.1	reference to the word “person” is deemed to include references to natural persons, firms, partnerships, companies, corporations, associations, bodies corporate, trusts and investment funds (in each case whether or not having a separate legal personality);

4.3.2	reference to the word “writing” is deemed to include reference to electronic communications such as fax and email.

4.4	In this Agreement, references to time are to Irish times unless otherwise specified.

IN WITNESS whereof the parties have executed these presents the day and year above written.

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SIGNED on behalf of SSI INVESTMENTS III LIMITED by its authorised signatory in the presence of:	/S/ IMELDA SHINE
Authorised Signatory (Signature)

Imelda Shine Print name
/S/ PAUL EGAN
Witness (Signature)

Paul Egan
Print name

South Bank House, Barrow Street, Dublin 4
Print address

SIGNED on behalf of SKILLSOFT plc by its authorised signatory in the presence of:	/S/ CHARLES E. MORAN
Authorised Signatory (Signature)

Charles E. Moran Print name
/S/ GREGORY PORTO
Witness (Signature)

Gregory Porto
Print name

15 Rolling Woods Drive Bedford, NH 03110
Print address

Exhibit 99.1

31 March 2010

FOR IMMEDIATE RELEASE

ADJOURNMENT OF COURT MEETING AND EGM

REVISED RECOMMENDED ACQUISITION FOR CASH OF SKILLSOFT PLC BY SSI INVESTMENTS III LIMITED BY MEANS OF A SCHEME OF ARRANGEMENT UNDER SECTION 201 OF THE COMPANIES ACT 1963 OF IRELAND

1.	Introduction

The Board of SkillSoft and the Board of SSI are pleased to announce that further to the announcement of a recommended acquisition of the Company for cash at a price of $10.80 per SkillSoft Share made on 12 February 2010, they have reached agreement on the terms of a revised recommended acquisition for cash for the increased price of $11.25 per SkillSoft Share of the entire issued and to be issued share capital of SkillSoft by SSI by means of a scheme of arrangement under Section 201 of the Companies Act 1963 of Ireland. Accordingly, the Board of SkillSoft will adjourn the Court Meeting and the Extraordinary General Meeting convened for 6 April 2010 to on or about 29 April 2010 (or such other date as the High Court may direct) to facilitate this revision.

SSI has received an additional voting undertaking in connection with the Revised Recommended Acquisition from Columbia. The additional voting undertaking provides (subject to certain exceptions) that Columbia vote, or procure that voting instructions are given to vote, in favour of the Revised Recommended Acquisition with respect to the shares of SkillSoft that Columbia owns or controls, which represent approximately 21.5% of the entire issued share capital of SkillSoft.

The Board of SkillSoft, which has been so advised by Credit Suisse, considers the terms of the Revised Recommended Acquisition to be fair and reasonable. In providing its advice, Credit Suisse has taken into account the commercial assessments of the Board of SkillSoft. Accordingly, the Board of SkillSoft intends unanimously to recommend to SkillSoft Securityholders to vote in favour of the Revised Recommended Acquisition and the Scheme, as the directors of SkillSoft who are SkillSoft Securityholders have irrevocably undertaken (subject to certain exceptions) to do in respect of their own beneficial holdings, amounting to, in aggregate 5,877 SkillSoft Shares, which represents approximately 0.006 per cent. of the issued share capital of SkillSoft.

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SSI is a company formed by funds sponsored by each of Berkshire, Advent and Bain Capital Partners. Stockbridge, an affiliate of Berkshire, owns or controls 170,625 SkillSoft Shares in total, representing approximately 0.179 per cent. of the entire issued share capital of SkillSoft. Stockbridge, has irrevocably undertaken (subject to certain exceptions) to SSI and SkillSoft, in respect of the SkillSoft Shares which it owns or controls, not to vote such SkillSoft Shares at the Court Meeting but to vote such SkillSoft Shares in favour of the resolutions to be considered at the Extraordinary General Meeting. Stockbridge Partners LLC, an affiliate of Berkshire that manages investments for its clients, has limited discretionary voting power in respect of 110,319 SkillSoft Shares, representing approximately 0.116 per cent. of the entire issued share capital of SkillSoft. Stockbridge Partners LLC has similarly undertaken (subject to certain exceptions) so to vote, subject to the prior rights of those clients to exercise voting power themselves.

The Revised Recommended Acquisition will be effected by way of a Scheme of Arrangement. Other than as set out in this announcement and the Revised Scheme Document, the Scheme will take effect as set out in the Scheme Document including the conditions set out at Part V of the Scheme Document, which conditions will also be set out in the Revised Scheme Document.

2.	The Increased Consideration

The Increased Consideration represents:

US$11.25 per SkillSoft Share in cash

The Increased Consideration values the entire issued and to be issued share capital of SkillSoft at approximately US$1.2 billion. Under the terms of the Revised Recommended Acquisition, SkillSoft ADS Holders will receive US$11.25 in cash for each SkillSoft ADS they own.

The Increased Consideration represents:

•

a premium of approximately 31 per cent. over US$8.56, being the average daily Closing Price of a SkillSoft ADS over the last 12 months up to and including 11 February 2010, being the last Business Day prior to the date of the announcement of the Original Recommended Acquisition;

•	a premium of approximately 15 per cent. over US$9.76, being the Closing Price of a SkillSoft ADS on 11 February 2010; and

•	a higher price than any Closing Price of a SkillSoft ADS over the last 12 months up to and including 11 February 2010.

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3.	Background to and Reasons for the Revised Recommended Acquisition

On 12 March 2010, the Company posted the Scheme Document to SkillSoft Shareholders.

Following the posting of the Scheme Document, and after having reviewed the likelihood of success of the Original Recommended Acquisition, including public commentary on the Scheme, publicly available documents, discussions with certain SkillSoft Securityholders and other information, the Board of SkillSoft and the Board of SSI each determined that the Original Recommended Acquisition was unlikely to receive sufficient support from SkillSoft Shareholders to succeed, and they agreed on the Revised Recommended Acquisition set out in this announcement.

4.	Financing of the Revised Recommended Acquisition

The Revised Recommended Acquisition will be financed from debt financing provided by Morgan Stanley and Barclays Bank, together with equity commitments from each member of the Investor Group. The financing will consist of a senior secured Revolving Credit Facility of US$40 million, a senior secured Term Loan Facility of US$325 million, and a senior unsecured Interim Loan of US$240 million. The Facilities (as defined in the Scheme Document) are described in paragraph 5 of Part II of the Scheme Document.

In connection with the Revised Recommended Acquisition, the equity commitments from each member of the Investor Group were increased from an aggregate amount of up to $621 million to an aggregate amount of up to $680 million. Other than the increase in the amount of the commitments, the equity commitments from each member of the Investor Group have been otherwise made on the terms and conditions described in Part II of the Scheme Document.

Morgan Stanley & Co. Limited, an affiliate of Morgan Stanley, is satisfied that resources are available to SSI sufficient to satisfy in full the cash consideration payable under the Scheme.

5.	First Amending Agreement to the Transaction Agreement

SkillSoft and SSI have entered into the First Amending Agreement to the Transaction Agreement dated 31 March 2010, which makes the following amendments to the Transaction Agreement (as defined in the Scheme Document):

•	the “Excluded Party” concept is deleted;

•

no expenses reimbursement agreement shall be entered into by SkillSoft with a party other than SSI and this obligation will continue in force for a period of one year, irrespective of any earlier termination of the Transaction Agreement;

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•	SSI receives additional information under the non-solicitation provision of the Transaction Agreement to include information on any Third Party Transaction Proposal;

•	SSI receives a matching right in connection with any Third Party Transaction Proposal; and

•	a provision is added such that if SSI wishes to switch from a scheme of arrangement to an offer, SkillSoft will use all reasonable efforts to facilitate it.

Further details of these amendments will be provided in the Revised Scheme Document.

6.	Restated Expenses Reimbursement Agreement

SkillSoft has entered into the Restated Expenses Reimbursement Agreement dated 31 March 2010 with SSI which supersedes the expenses reimbursement agreement described in paragraph 7 of Part I of the Scheme Document.

The terms of the Restated Expenses Reimbursement Agreement have been approved by the Panel. Under the Restated Expenses Reimbursement Agreement, SkillSoft has agreed to pay specific, quantifiable third party costs and expenses incurred by SSI in connection with the Revised Recommended Acquisition in the circumstances outlined below. The liability of SkillSoft to pay these amounts is limited to a maximum amount equal to 1 per cent. of the total value of the entire issued share capital (excluding any interest in such share capital of SkillSoft (including in the form of American Depositary Shares) held by Stockbridge) as ascribed by the terms of the Revised Recommended Acquisition. The circumstances in which such payment will be made are if:

•	the Board of SkillSoft (or any member thereof) withdraws, adversely modifies or qualifies its recommendation to SkillSoft Securityholders to vote in favour of the Scheme;

•

SkillSoft willfully takes or omits to take any action, such as failing to post the Revised Scheme Document, preventing SkillSoft Shareholders from voting at any meetings to approve the Scheme, unilaterally altering the terms and conditions of the Scheme, or failing to deliver the Court Order and minute of reduction of capital to the Registrar of Companies (in any such case without the consent of SSI); or

•

prior to the Scheme being withdrawn by SkillSoft or lapsing in accordance with its terms, a competing offer is announced and subsequently made and that competing offer or a competing offer in which that competing party is interested or participates subsequently becomes effective or unconditional within the 18 months of such lapse or withdrawal; or

•

the Scheme is not approved at the Court Meeting by the requisite majorities required by section 201 of the Companies Act 1963 or if any other resolutions of SkillSoft Shareholders necessary to implement the Scheme are not passed at the extraordinary general meeting(s) convened for the purposes of proposing such resolutions to SkillSoft Shareholders.

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Credit Suisse, the independent financial adviser to the Board, has confirmed in writing to the Panel that, in the opinion of the Board of SkillSoft and Credit Suisse, in the context of the Revised Recommended Acquisition, the Restated Expenses Reimbursement Agreement is in the best interests of SkillSoft and SkillSoft Shareholders.

7.	Additional Undertaking to Vote in Favour of the Revised Recommended Acquisition and the Scheme

In addition to the voting undertakings described at paragraph 6 of Part I of the Scheme Document, SSI has received an additional voting undertaking in connection with the Revised Recommended Acquisition from Columbia. The additional voting undertaking provides (subject to certain exceptions) that Columbia vote, or procure that voting instructions are given to vote, in favour of the Revised Recommended Acquisition with respect to the shares of SkillSoft that Columbia owns or controls, which represent approximately 21.5% of the entire issued share capital of SkillSoft.

8.	Interests and Short Positions in SkillSoft

As at 30 March 2010, being the last practicable date prior to the date of this announcement, Stockbridge, an affiliate of Berkshire, was interested in 170,625 SkillSoft Shares and Stockbridge Partners LLC, another affiliate of Berkshire, was interested in 110,319 SkillSoft Shares.

Save as disclosed in this paragraph 8 and save for the voting undertaking referred to in paragraph 7 above, as at 30 March 2010, being the last practicable date before this announcement, neither SSI nor (so far as SSI is aware) any person Acting in Concert with SSI is interested in or holds any short position in any class of relevant securities of SkillSoft. The information in this paragraph 8 is given subject to the same conditions as are set out in paragraph 5.2(xxxv) of Part VIII of the Scheme Document.

Neither SSI nor (so far as SSI is aware) any person Acting in Concert with SSI has any arrangement in relation to any class of relevant securities of SkillSoft other than as set out in the following table (for these purposes, “arrangement” includes an indemnity or option arrangement, any agreement or understanding, formal or informal, of whatever nature, relating to relevant securities which is, or may be, an inducement to deal or refrain from dealing in such securities):

Party	Interest in SkillSoft Securities

Morgan Stanley Smith Barney LLC	Long: 63,290 SkillSoft ADSs
Morgan Stanley Smith Barney LLC	Short: 0
Morgan Stanley & Co. Inc	Long: 12,633 SkillSoft ADSs
Morgan Stanley & Co. Inc	Short: 5,515 SkillSoft ADSs
Morgan Stanley Financial Products Inc	Long: 1,937 SkillSoft ADSs
Morgan Stanley Financial Products Inc	Short: 0
Barclays Capital Inc.	Long: 0
Barclays Capital Inc.	Short: 2,335 SkillSoft ADSs
Palomino Limited	Long: 84,518 SkillSoft ADSs
Palomino Limited	Short: 0

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In the interests of confidentiality, Berkshire, Advent and Bain Capital Partners have made only limited enquiries in respect of certain parties who may be deemed by the Panel to be acting in concert with them for the purposes of the Revised Recommended Acquisition. Enquiries of such parties will be made as soon as practicable following the date of this announcement and any disclosure in respect of such parties will be included in the Revised Scheme Document.

9.	Adjournment of the Court Meeting and the EGM

Arising from the Revised Recommended Acquisition set out in this announcement, SkillSoft will seek adjournments of the Court Meeting and EGM convened for 6 April 2010, notices in respect of which are set out in Parts X and XI of the Scheme Document. The Chairman of the Court Meeting will open the Court Meeting at 9.00 a.m. on Tuesday 6 April and then immediately declare it adjourned. The EGM will be held on 6 April 2010 in accordance with the notice set out in Part XI of the Scheme Document, but will be adjourned without any resolution being passed thereat to a time shortly after the new time fixed for the holding of the Court Meeting (or as soon thereafter as the Court Meeting has been concluded or adjourned).

In this regard, SkillSoft will make an application to the High Court to fix a new date for the holding of the Court Meeting. It is intended, subject to the High Court directing otherwise, that both such meetings shall be reconvened for on or about 29 April 2010.

The date for the adjourned meetings will be announced to SkillSoft Shareholders in the manner directed by the High Court.

10.	Extension of Time for the Submission of ADS Voting Instruction Cards and Forms of Proxy

Following a new date being fixed by the High Court for the holding of the Court Meeting, there will be an extension of:

•	the latest time for the receipt by the Depositary of completed ADS Voting Instruction Cards for the Court Meeting and the EGM; or

•	the latest time for the receipt by the Registrar of SkillSoft of completed Forms of Proxy in respect of the Court Meeting,

which extended time will be announced to SkillSoft ADS Holders in the manner directed by the High Court.

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11.	General

The Revised Scheme Document will include full details of the Revised Recommended Acquisition and will be accompanied by the appropriate Forms of Proxy or ADS Voting Instruction Cards. These will be despatched to SkillSoft Securityholders and, for information only, to SkillSoft Optionholders, in due course.

Appropriate proposals will be made to SkillSoft Optionholders in respect of the Revised Recommended Acquisition in due course.

The Revised Recommended Acquisition and the Scheme will be governed by the laws of Ireland and will be subject to the applicable requirements of the Takeover Rules and applicable laws.

Details of the sources and bases of certain information set out in this announcement are included in Appendix I. Certain terms used in this announcement are defined in Appendix II.

Enquiries:

SkillSoft
Tom McDonald, Chief Financial Officer	+1(603)324-3000

Geoff Grande, FD Investor Relations	+1(415)249-2100
Jonathan Neilan, FD Media Relations, Ireland	+353(0)16633686

Financial Adviser to SkillSoft
Credit Suisse

North America
Adam Nordin	+1(312)750-3000
Storm Duncan	+1(415)249-2100

UK & Ireland
Zachary Brech	+442078888888

SSI
Michael Ascione, Berkshire	+1(617)227-0050

Financial Adviser to SSI and the Investor Group
Morgan Stanley

North America
Michael George	+1(212)761-4000
Christopher Bartlett	+1(212)761-4000

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UK & Ireland
Ian Hart	+442074258000
Laurence Hopkins	+442074258000

The directors of SkillSoft accept responsibility for the information contained in this announcement, other than that relating to SSI, Berkshire, Advent, Bain Capital Partners, the Investor Group, Stockbridge, Stockbridge Partners LLC, their respective associates and the directors of SSI and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of SkillSoft (who have taken all reasonable care to ensure such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of SSI accept responsibility for the information contained in this announcement relating to SSI, the Investor Group, Berkshire, Advent, Bain Capital Partners, Stockbridge, Stockbridge Partners LLC, their respective associates and the directors of SSI and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of SSI (who have taken all reasonable care to ensure such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Credit Suisse, which is regulated under the laws of the United States of America, is acting exclusively for SkillSoft and for no one else in connection with the Revised Recommended Acquisition and will not be responsible to any person other than SkillSoft for providing the protections afforded to clients of Credit Suisse, nor for providing advice in relation to the Revised Recommended Acquisition, the contents of this announcement or any transaction or arrangement referred to herein. Neither Credit Suisse nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Credit Suisse in connection with this announcement, any transaction, any statement contained herein or otherwise.

Morgan Stanley, which is regulated under the laws of the United States of America, is acting as lead financial adviser to SSI and the Investor Group and no one else in connection with the Revised Recommended Acquisition and will not be responsible to anyone other than SSI and the Investor Group for providing the protections afforded to clients of Morgan Stanley or for providing advice in relation to the Revised Recommended Acquisition, the contents of this announcement or any transaction or arrangement referred to herein.

Barclays Capital, which is regulated under the laws of the United States of America, is acting as financial adviser to SSI and the Investor Group and no one else in connection with the Revised Recommended Acquisition and will not be responsible to anyone other than SSI and the Investor Group for

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providing the protections afforded to clients of Barclays Capital or for providing advice in relation to the Revised Recommended Acquisition, the contents of this announcement or any transaction or arrangement referred to herein.

This announcement does not constitute an offer to purchase, sell, subscribe for or exchange or the solicitation of an offer to purchase, sell, subscribe for or exchange any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Revised Recommended Acquisition or otherwise.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

SkillSoft plans to file with the U.S. Securities and Exchange Commission, or SEC, and mail to its shareholders a revised Proxy Statement (comprising the Revised Scheme Document) in connection with the Revised Recommended Acquisition and the Scheme. Investors and security holders are urged to read the revised Proxy Statement (comprising the Revised Scheme Document) carefully when it becomes available because it will contain important information about SkillSoft, the Revised Recommended Acquisition and the Scheme and related matters. Investors and security holders will be able to obtain free copies of the revised Proxy Statement (comprising the Revised Scheme Document) and other documents filed with the SEC by SkillSoft through the web site maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the revised Proxy Statement (comprising the Revised Scheme Document) from SkillSoft by contacting SkillSoft PLC, Attention: Investor Relations, 107 Northeastern Boulevard, Nashua, New Hampshire 03062, USA; (tel) +1(603)324-3000.

SAFE HARBOUR FORWARD-LOOKING STATEMENTS

This announcement includes information that constitutes forward-looking statements made pursuant to the safe harbour provision of the United States Private Securities Litigation Reform Act of 1995. Statements in this announcement regarding the proposed transaction between SSI and SkillSoft, the expected timetable for completing the transaction and any other statements about SSI’s and SkillSoft’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements. Any such forward-looking statements involve risk and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. Factors that could cause or contribute to such differences include competitive pressures, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation and other risk factors disclosed under the heading “Risk Factors” in SkillSoft’s Annual Report on Form 10-K for the year ended 31 January 2010, as filed with the Securities and Exchange Commission. The forward-looking statements provided by SSI and SkillSoft in this announcement represent the views of SSI and SkillSoft as of the date of this announcement. SSI and SkillSoft anticipate that subsequent events and developments may cause their views to change. However, while SSI and SkillSoft may elect to update these forward-looking

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statements at some point in the future, SSI and SkillSoft specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SSI’s and SkillSoft’s views as of any date subsequent to the date of this announcement.

Dealing disclosure requirements

Under the provisions of Rule 8.3 of the Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in, one per cent., or more of any class of ‘relevant securities’ of SkillSoft, all ‘dealings’ in any ‘relevant securities’ of SkillSoft (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3.30 pm (Dublin time) on the business day following the date of the relevant transaction. This requirement will continue until the date on which the scheme becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of SkillSoft, they will be deemed to be a single person for the purpose of Rule 8.3 of the Takeover Rules.

Under the provisions of Rule 8.1 of the Takeover Rules, all ‘dealings’ in ‘relevant securities’ of SkillSoft by SSI or SkillSoft, or by any of their respective ‘associates’ must also be disclosed by no later than 12 noon (Dublin time) on the business day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed can be found on the Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Takeover Rules, which can also be found on the Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Panel’s website at www.irishtakeoverpanel.ie or contact the Panel on telephone number +353(0)1678 9020; fax number +353(0)1678 9289.

In accordance with Rule 2.10(b) of the Takeover Rules SkillSoft confirms that as of 30 March 2010, it had 95,111,151 SkillSoft Shares in issue. There are 95,105,882 SkillSoft ADSs in issue, which represent SkillSoft Shares deposited with The Bank of New York Mellon under an amended and restated deposit agreement dated 4 September 2002 which are traded in the United States on the NASDAQ Global Select Market under the symbol “SKIL” (ISIN Code: US8309281074). Each SkillSoft ADS represents one SkillSoft Share. In addition, SkillSoft confirms there are (i) 11,530,686 SkillSoft Options that are presently outstanding issued under the SkillSoft Share Option Plans and (ii) up to 210,000 SkillSoft Shares that are available for issuance pursuant to outstanding purchase rights under the SkillSoft Employee Purchase Plan.

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General

The release, publication or distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the Revised Recommended Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed Revised Recommended Acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the Revised Recommended Acquisition should be made only on the basis of the information contained in the Revised Scheme Document or any document by which the Revised Recommended Acquisition and the Scheme are made. SkillSoft Shareholders are advised to read carefully the formal documentation in relation to the proposed transaction once the Revised Scheme Document has been despatched.

This announcement is made pursuant to Rule 2.5 of the Takeover Rules. Pursuant to Rule 2.6(c) of the Takeover Rules, this announcement will be available to SkillSoft employees on SkillSoft’s website (www.SkillSoft.com). SSI has no employees.

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APPENDIX I

SOURCES AND BASES OF INFORMATION

1. Unless otherwise stated, the financial information relating to the SkillSoft Group is extracted from the audited consolidated financial statements of the SkillSoft Group for the relevant financial year.

2. The value of the entire issued and to be issued ordinary share capital of SkillSoft is based upon 95,111,151 SkillSoft Shares in issue, and 11,530,686 SkillSoft Shares issuable to SkillSoft Optionholders under the SkillSoft Share Option Plans as at 30 March 2010 and 210,000 SkillSoft Shares that are available for issuance pursuant to the outstanding purchase rights under the SkillSoft Employee Purchase Plan.

3. SkillSoft Share prices are sourced from the NASDAQ Global Select Market.

4. References to a percentage of SkillSoft Shares are based on the number of SkillSoft Shares in issue as at 30 March 2010 but do not include any shares issuable to SkillSoft Optionholders under the SkillSoft Share Option Plans or pursuant to the SkillSoft Employee Purchase Plan.

5. Reference to the arrangements in place between SkillSoft and SSI regarding an expenses reimbursement agreement are sourced from the terms of the Restated Expenses Reimbursement Agreement approved by the Panel.

6. References to the irrevocable undertakings to vote in favour of the Revised Recommended Acquisition and the Scheme are sourced from the signed voting undertakings of the members of the Board of SkillSoft who are SkillSoft Securityholders, the signed voting undertaking of Gregory Porto, the signed voting undertaking of Susan Moran, the signed voting undertaking of Stockbridge, the signed voting undertaking of Stockbridge Partners LLC and the signed Additional Voting Undertaking.

APPENDIX II

DEFINITIONS

The following definitions apply throughout this document, unless the context requires otherwise:

the “Act”	the Companies Act 1963 of Ireland, as amended;

“Acting in Concert”	shall have the meaning given to that term in the Irish Takeover Panel Act 1997, as amended;

“Additional Voting Undertaking”	the voting undertaking described in paragraph 7 of this announcement;

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“Advent”	Advent International Corporation;

“Affiliate”	with respect to any person, any other person controlling, controlled by or under common control with such person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of power to direct or cause the direction of the management and policies of a person whether through the ownership of voting securities, by contract or otherwise;

“Bain Capital Partners”	Bain Capital Partners, LLC;

“Barclays Bank”	Barclays Bank PLC;

“Barclays Capital” “Berkshire”	Barclays Capital, Inc; Berkshire Partners LLC;

“Board of SkillSoft”	Chuck Moran, James Krzywicki, Ferdinand von Prondzynski, William Meagher, Howard Edelstein and William Boyce;

“Business Day”	any day, other than a Saturday, Sunday or public holiday in Ireland or the State of New York;

“Cancellation Record Time”	the date and time specified in the Revised Scheme Document as being the “Cancellation Record Time”;

“Cancellation Shares”

(i) the SkillSoft Shares in issue at the date of the Revised Scheme Document;

(ii) any SkillSoft Shares issued after the date of the Revised Scheme Document and before the Voting Record Time; and

(iii) any SkillSoft Shares issued at or after the Voting Record Time and before the Cancellation Record Time on terms that the holder thereof shall be bound by the Scheme, or in respect of which the original or any subsequent holder thereof agrees in writing to be bound by the Scheme;

but excluding the Transfer Shares and the Designated Shares;

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“Closing Price”	the closing price of a SkillSoft Share as derived from the NASDAQ list;

“Columbia”	Columbia Wanger Asset Management, L.P.;

“Companies Acts”	the Companies Acts 1963 to 2009 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006;

“Court Meeting”	the meeting or meetings of the Scheme Shareholders (and any adjournment thereof) convened by order of the High Court pursuant to Section 201 of the Act to consider and, if thought fit, approve the Scheme (with or without amendment);

“Court Order”	the order or orders of the High Court sanctioning the Scheme under Section 201 of the Act and confirming the reduction of share capital which forms part of it under Sections 72 and 74 of the Act;

“Credit Suisse”	Credit Suisse Securities (USA) LLC;

“Depositary”	The Bank of New York Mellon;

“Designated Shares”	means the seven SkillSoft Shares to be held by nominees appointed by SSI on behalf of SSI, in each case from a date prior to the date on which the Court Meeting is held;

“directors of SkillSoft” or “the Board”	the board of directors of SkillSoft;

“directors of SSI”	the board of directors of SSI;

“Exchange Act”	The United States Securities Exchange Act of 1934, as amended;

“Extraordinary General Meeting” or “EGM”	the extraordinary general meeting of the SkillSoft Shareholders to be convened in connection with the Scheme, expected to be held on the same day as the Court Meeting (and any adjournment thereof);

“First Amending Agreement to the Transaction Agreement”	the first amending agreement to the transaction agreement described in paragraph 5 of this announcement;

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“High Court”	the High Court of Ireland;

“Increased Consideration”	the increased cash consideration of US$11.25 per SkillSoft Share payable to Scheme Shareholders for each SkillSoft Share cancelled or transferred pursuant to the Scheme;

“Investor Group”	funds sponsored by each of Berkshire, Advent and Bain Capital Partners;

“Ireland”	Ireland excluding Northern Ireland and the word “Irish” shall be construed accordingly;

“Morgan Stanley”	Morgan Stanley & Co. Incorporated;

“Northern Ireland”	the counties of Antrim, Armagh, Derry, Down, Fermanagh and Tyrone on the island of Ireland;

“Original Recommended Acquisition”	the proposed acquisition by SSI of SkillSoft by means of the Scheme as announced by SSI and SkillSoft on 12 February 2010 and which has been superseded by the Revised Recommended Acquisition;

“Panel”	the Irish Takeover Panel;

“Registrar of Companies”	the Registrar of Companies in Ireland;

“Registrar of SkillSoft”	the registrar of SkillSoft, Computershare Investor Services (Ireland) Limited;

“Relevant Securities”	has the meaning assigned by Rule 2.1(a) of Part A of the Takeover Rules;

“Resolutions”	the resolutions to be proposed at the EGM and the Court Meeting to effect the Scheme, which will be set out in the Revised Scheme Document, other than any adjournment resolution included in the Revised Scheme Document;

“Restricted Jurisdiction”	any jurisdiction in respect of which it would be unlawful for this announcement to be released, published or distributed, in whole or in part, in, into or from, including for the avoidance of doubt, Canada, South Africa, Australia and Japan;

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“Restated Expenses Reimbursement Agreement”	the restated expenses reimbursement agreement described in paragraph 6 of this announcement;

“Revised Scheme Document”	a document to be distributed to SkillSoft Securityholders and, for information only, to SkillSoft Optionholders containing (i) the Scheme; (ii) the notice or notices of the Court Meeting and the EGM as adjourned; an explanatory statement as required by Section 202 of the Act with respect to the Scheme as revised in accordance with this announcement; (iv) such other information as may be required or necessary pursuant to the Act or the Takeover Rules; and (v) such other information as SkillSoft and SSI shall agree. Notwithstanding the foregoing, the Revised Scheme Document shall also comply in all material respects as to form with the applicable requirements of the Exchange Act and the rules and regulations thereunder for a proxy statement;

“Revised Recommended Acquisition”	the Original Recommended Acquisition amended as described in this announcement;

“Scheme” or “Scheme of Arrangement”	the proposed scheme of arrangement under Section 201 of the Act and the capital reduction under Sections 72 and 74 of the Act to effect the Revised Recommended Acquisition in such terms as SkillSoft may determine in accordance with Clause 3 of the Transaction Agreement, including any revision thereof;

“Scheme Document”	the document dated 12 March 2010 which has been distributed to SkillSoft Securityholders and, for information only, to SkillSoft Optionholders and the holders of purchase rights under the 2004 SkillSoft Employee Share Purchase Plan;

“Scheme Record Time”	the date and time specified in the Revised Scheme Document as being the “Scheme Record Time”;

“Scheme Shareholders”	the holders of Scheme Shares;

“Scheme Shares”	the Cancellation Shares and the Transfer Shares;

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“SkillSoft” or the “Company”	SkillSoft PLC;

“SkillSoft ADSs”	American Depository Shares, each representing one SkillSoft Share;

“SkillSoft Employee Purchase Plan”	the 2004 SkillSoft Employee Share Purchase Plan;

“SkillSoft ADS Holders”	holders of SkillSoft ADSs;

“SkillSoft Group” or the “Group”	SkillSoft, its subsidiaries and associated undertakings;

“SkillSoft Optionholders”	the holders of SkillSoft Options;

“SkillSoft Options”	options to subscribe for SkillSoft Shares pursuant to the SkillSoft Share Option Plans;

“SkillSoft Securities”	SkillSoft Shares and SkillSoft ADSs;

“SkillSoft Securityholders”	SkillSoft Shareholders and SkillSoft ADS Holders;

“SkillSoft Share Option Plans”	the Booksx24X7.com 1994 Stock Option Plan, the 1994 Share Option Plan, the 1996 Supplemental Stock Plan, the SkillSoft Corporation 1998 Stock Incentive Plan, the SkillSoft Corporation 2001 Stock Incentive Plan, the SkillSoft plc 2002 Share Option Plan and the SkillSoft Public Limited Company 2001 Outside Director Plan;

“SkillSoft Shareholders” or “Shareholders”	holders of SkillSoft Shares;

“SkillSoft Share” or “SkillSoft Shares”	ordinary shares of EUR 0.11 each in the share capital of SkillSoft;

“SSI”	SSI Investments III Limited;

“SSI Group”	SSI and its parent undertaking and its subsidiaries and subsidiary undertakings and any other subsidiary or subsidiary undertaking of its parent undertaking;

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“Stockbridge”	Stockbridge Fund L.P.;

“Takeover Rules”	the Irish Takeover Panel Act, 1997, Takeover Rules 2007, as amended;

“Transaction Agreement”	the transaction agreement dated 11 February 2010 between SkillSoft and SSI in relation to the implementation of the Scheme, as amended by the First Amending Agreement to the Transaction Agreement;

“Transfer Shares”	the SkillSoft Shares issued at or after the Cancellation Record Time and at or before the Scheme Record Time excluding, for the avoidance of doubt, the Designated Shares;

“US$” or “$”	United States Dollars, the lawful currency of the United States; and

“Voting Record Time”	the date and time specified in the Scheme Document by reference to which entitlements to vote on the Scheme will be determined.

Any reference to any provision of any legislation shall include any amendment, modification, re-enactment or extension thereof. Any reference to any legislation is to Irish legislation unless specified otherwise.

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